Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record Second Quarter 2013 Revenue and Earnings

Company raises full-year EPS guidance

ATLANTA – July 23, 2013 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record second quarter 2013 non-GAAP adjusted diluted earnings per share of $0.96 compared to $0.76 in the second quarter of 2012, on license revenue of $16.1 million and record second quarter total revenue of $102.5 million. GAAP diluted earnings per share for the second quarter was a record $0.89 compared to $0.70 in the prior year second quarter.

“We are very pleased to post another strong quarter of financial results and operating metrics, and while it remains somewhat difficult to predict the effect of the tepid global economy, we are optimistic about our outlook for the balance of 2013 and beyond,” said Eddie Capel, Manhattan Associates President and CEO. “Our competitive win rates remain strong and we continue to invest in our Supply Chain Commerce vision, leveraging our common technology platform to help industry leaders get closer to their customers and adapt in the new omni-channel world. We are also quite pleased with demand for our omni-channel solutions and continue to deliver innovative solutions to extend our market leadership.”

SECOND QUARTER 2013 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.96 in the second quarter of 2013, compared to $0.76 in the second quarter of 2012.

•	GAAP diluted earnings per share was $0.89 in the second quarter of 2013, compared to $0.70 in the second quarter of 2012.

•

Consolidated total revenue was $102.5 million in the second quarter of 2013, compared to $93.6 million in the second quarter of 2012. License revenue was $16.1 million in the second quarter of 2013, compared to $15.3 million in the second quarter of 2012.

•	Adjusted operating income, a non-GAAP measure, was $28.3 million in the second quarter of 2013, compared to $23.3 million in the second quarter of 2012.

•	GAAP operating income was $26.2 million in the second quarter of 2013, compared to $21.3 million in the second quarter of 2012.

•

Cash flow from operations was $13.6 million in the second quarter of 2013, compared to $20.9 million in the second quarter of 2012. Days Sales Outstanding was 61 days at June 30, 2013, compared to 56 days at March 31, 2013.

•	Cash and investments on-hand were $106.5 million at June 30, 2013, compared to $108.5 million at March 31, 2013.

•

During the three months ended June 30, 2013, the Company repurchased 196,188 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $14.4 million. In July 2013, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SIX MONTH 2013 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $1.70 for the six months ended June 30, 2013, compared to $1.36 for the six months ended June 30, 2012.

•	GAAP diluted earnings per share for the six months ended June 30, 2013 was $1.57, compared to $1.25 for the six months ended June 30, 2012.

•

Consolidated revenue for the six months ended June 30, 2013 was $199.1 million, compared to $185.0 million for the six months ended June 30, 2012. License revenue was $30.4 million for the six months ended June 30, 2013, compared to $30.9 million for the six months ended June 30, 2012.

•	Adjusted operating income, a non-GAAP measure, was $49.9 million for the six months ended June 30, 2013, compared to $42.9 million for the six months ended June 30, 2012.

•	GAAP operating income was $45.8 million for the six months ended June 30, 2013, compared to $39.3 million for the six months ended June 30, 2012.

•

During the six months ended June 30, 2013, the Company repurchased 421,820 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $30.3 million.

SALES ACHIEVEMENTS:

•

Four contracts of $1.0 million or more in recognized license revenue during the second quarter of 2013, resulting in a total of seven contracts of $1.0 million or more in recognized license revenue for the six months ended June 30, 2013.

•	Completing software license wins with new customers such as: ERAM, Lilly Pulitzer, MSC Industrial Direct, PriceSmart, Queensland Health and Team Hardinger.

•

Expanding relationships with existing customers such as: Alliant Techsystems, American Eagle Outfitters, Bed Bath & Beyond, Belk, B & R Enclosures, Cabela’s, Celadon, COI DE Tampico, Cotton On Group, DHL Supply Chain, Exel, Fasteners for Retail, Guess?, Holiday Classic, Legacy Supply Chain, Logix FZCO, Michael Kors, May’s Zona Libra, Northern Safety, Panalpina, Pearson Education, Pro Silver, PUMA, Shanghai Pharmaceutical, The Harvard Drug Group, The Jones Group, Tory Burch and United Distributors.

2013 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2013:

	Guidance Range—2013 Full Year
($’s in millions, except EPS)	$ Range		% Growth Range
Total revenue—current guidance	$407	$415	8%	10%
Total revenue—previous guid’ance	$410	$415	9%	10%
Diluted earnings per share (EPS):
Adjusted EPS(1)—current guidance	$3.37	$3.45	20%	22%
GAAP EPS—current guidance	$3.07	$3.15	20%	23%
Adjusted EPS(1)—previous guidance	$3.21	$3.27	14%	16%
GAAP EPS—previous guidance	$2.91	$2.97	14%	16%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning September 16, 2013, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2013 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of October 2013.

CONFERENCE CALL

The Company’s conference call regarding its second quarter and six months ended June 30, 2013 financial results will be held today, Tuesday July 23, 2013 at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.585.8367 in the U.S. and Canada, or +1.404.537.4306 outside the U.S., and entering the conference identification number 13192191 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ third quarter 2013 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and six months ended June 30, 2013.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof and equity-based compensation – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates, Inc. brings companies closer to their customers. As the leading enabler of Supply Chain Commerce, Manhattan Associates designs, builds and delivers market-leading supply chain solutions for its customers around the world. Manhattan Associates helps drive the commerce revolution with unmatched insight and technology solutions, connecting front-end revenue and relationships with back-end execution and efficiency –optimized on a common technology platform. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2013 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(unaudited)
Revenue:
Software license	$16,136	$15,345	$30,381	$30,932
Services	78,203	69,322	153,090	139,692
Hardware and other	8,177	8,900	15,646	14,424

Total revenue	102,516	93,567	199,117	185,048
Costs and expenses:
Cost of license	1,937	1,488	3,715	3,265
Cost of services	35,058	30,322	70,104	62,032
Cost of hardware and other	7,023	7,540	13,237	11,988
Research and development	11,032	10,802	22,508	22,353
Sales and marketing	11,888	11,415	23,322	23,818
General and administrative	7,932	9,240	17,440	19,548
Depreciation and amortization	1,459	1,418	2,943	2,762

Total costs and expenses	76,329	72,225	153,269	145,766

Operating income	26,187	21,342	45,848	39,282
Other income, net	1,243	802	1,394	678

Income before income taxes	27,430	22,144	47,242	39,960
Income tax provision	10,023	7,972	16,480	14,386

Net income	$17,407	$14,172	$30,762	$25,574

Basic earnings per share	$0.91	$0.72	$1.60	$1.29
Diluted earnings per share	$0.89	$0.70	$1.57	$1.25
Weighted average number of shares:
Basic	19,222	19,765	19,274	19,834
Diluted	19,509	20,351	19,597	20,494

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Operating income	$26,187	$21,342	$45,848	$39,282
Equity-based compensation (a)	2,133	1,977	4,040	3,637
Purchase amortization (b)	1	1	3	3

Adjusted operating income (Non-GAAP)	$28,321	$23,320	$49,891	$42,922

Income tax provision	$10,023	$7,972	$16,480	$14,386
Equity-based compensation (a)	751	711	1,422	1,309
Purchase amortization (b)	—	—	1	1

Adjusted income tax provision (Non-GAAP)	$10,774	$8,683	$17,903	$15,696

Net income	$17,407	$14,172	$30,762	$25,574
Equity-based compensation (a)	1,382	1,266	2,618	2,328
Purchase amortization (b)	1	1	2	2

Adjusted net income (Non-GAAP)	$18,790	$15,439	$33,382	$27,904

Diluted EPS	$0.89	$0.70	$1.57	$1.25
Equity-based compensation (a)	0.07	0.06	0.13	0.11
Purchase amortization (b)	—	—	—	—

Adjusted diluted EPS (Non-GAAP)	$0.96	$0.76	$1.70	$1.36

Fully diluted shares	19,509	20,351	19,597	20,494

(a)	To be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and six months ended June 30, 2013 and 2012:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Cost of services	$329	$309	578	$185
Research and development	257	416	555	699
Sales and marketing	535	517	1,047	1,150
General and administrative	1,012	735	1,860	1,603

Total equity-based compensation	$2,133	$1,977	4,040	$3,637

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2013	December 31, 2012
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$98,623	$96,737
Short-term investments	7,887	6,310
Accounts receivable, net of allowance of $5,262 and $6,235 in 2013 and 2012, respectively	68,469	62,102
Deferred income taxes	6,915	7,787
Prepaid expenses and other current assets	8,456	8,571

Total current assets	190,350	181,507
Property and equipment, net	14,169	15,650
Goodwill, net	62,262	62,265
Deferred income taxes	678	732
Other assets	1,382	1,659

Total assets	$268,841	$261,813

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,380	$10,229
Accrued compensation and benefits	14,699	16,720
Accrued and other liabilities	9,754	12,233
Deferred revenue	54,494	47,935
Income taxes payable	4,482	4,024

Total current liabilities	90,809	91,141
Other non-current liabilities	10,626	9,163
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2013 and 2012	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 19,308,861 and 19,620,967 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	193	196
Retained earnings	174,768	166,016
Accumulated other comprehensive loss	(7,555)	(4,703)

Total shareholders’ equity	167,406	161,509

Total liabilities and shareholders’ equity	$268,841	$261,813

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2013	2012
	(unaudited)
Operating activities:
Net income	$30,762	$25,574
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,943	2,762
Equity-based compensation	4,040	3,637
Loss (gain) on disposal of equipment	1	(3)
Tax benefit of stock awards exercised/vested	4,987	4,981
Excess tax benefits from equity-based compensation	(4,874)	(4,062)
Deferred income taxes	2,265	2,461
Unrealized foreign currency (gain) loss	(372)	173
Changes in operating assets and liabilities:
Accounts receivable, net	(6,971)	(8,206)
Other assets	227	650
Accounts payable, accrued and other liabilities	(7,341)	(4,056)
Income taxes	887	7,163
Deferred revenue	7,142	2,876

Net cash provided by operating activities	33,696	33,950

Investing activities:
Purchase of property and equipment	(1,633)	(3,250)
Net (purchases) maturities of investments	(2,055)	1,223

Net cash used in investing activities	(3,688)	(2,027)

Financing activities:
Purchase of common stock	(34,902)	(50,235)
Proceeds from issuance of common stock from options exercised	3,861	17,933
Excess tax benefits from equity-based compensation	4,874	4,062

Net cash used in financing activities	(26,167)	(28,240)

Foreign currency impact on cash	(1,955)	(771)

Net change in cash and cash equivalents	1,886	2,912
Cash and cash equivalents at beginning of period	96,737	92,180

Cash and cash equivalents at end of period	$98,623	$95,092

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1. GAAP and Adjusted earnings per share by quarter are as follows:

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.55	$0.70	$0.69	$0.63	$2.56	$0.68	$0.89	$1.57
Adjustments to GAAP:
Equity-based compensation	0.05	0.06	0.07	0.08	0.26	0.06	0.07	0.13
Purchase amortization	—	—	—	—	—	—	—	—

Adjusted Diluted EPS	$0.60	$0.76	$0.75	$0.71	$2.82	$0.74	$0.96	$1.70

2. Revenues and operating income by reportable segment are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$73,195	$77,094	$79,657	$77,646	$307,592	$79,820	$83,600	$163,420
EMEA	12,407	12,334	10,589	11,808	47,138	11,431	11,964	23,395
APAC	5,879	4,139	5,595	5,905	21,518	5,350	6,952	12,302

	$91,481	$93,567	$95,841	$95,359	$376,248	$96,601	$102,516	$199,117

GAAP Operating Income:
Americas	$13,685	$18,130	$17,718	$15,984	$65,517	$16,964	$21,256	$38,220
EMEA	2,580	2,944	2,707	1,494	9,725	1,753	2,736	4,489
APAC	1,675	268	1,252	1,636	4,831	944	2,195	3,139

	$17,940	$21,342	$21,677	$19,114	$80,073	$19,661	$26,187	$45,848

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,660	$1,977	$2,158	$2,543	$8,338	$1,907	$2,133	$4,040
Purchase amortization	2	1	2	1	6	2	1	3

	$1,662	$1,978	$2,160	$2,544	$8,344	$1,909	$2,134	$4,043

Adjusted non-GAAP Operating Income:
Americas	$15,347	$20,108	$19,878	$18,528	$73,861	$18,873	$23,390	$42,263
EMEA	2,580	2,944	2,707	1,494	9,725	1,753	2,736	4,489
APAC	1,675	268	1,252	1,636	4,831	944	2,195	3,139

	$19,602	$23,320	$23,837	$21,658	$88,417	$21,570	$28,321	$49,891

3. Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Professional services	$46,621	$45,497	$47,082	$46,042	$185,242	$49,151	$52,492	101,643
Customer support and software enhancements	23,749	23,825	24,804	26,252	98,630	25,736	25,711	51,447

Total services revenue	$70,370	$69,322	$71,886	$72,294	$283,872	$74,887	$78,203	$153,090

4. Hardware and other revenue includes the following items (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Hardware revenue	$3,054	$5,740	$4,234	$5,242	$18,270	$4,175	$4,285	$8,460
Billed travel	2,470	3,160	3,557	3,425	12,612	3,294	3,892	7,186

Total hardware and other revenue	$5,524	$8,900	$7,791	$8,667	$30,882	$7,469	$8,177	$15,646

5. Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue	$(136)	$(1,251)	$(958)	$(128)	$(2,473)	$(182)	$(150)	$(332)
Costs and expenses	(848)	(2,067)	(1,845)	(422)	(5,182)	(541)	(262)	(803)

Operating income	712	816	887	294	2,709	359	112	471
Foreign currency (losses) gains in other income	(370)	571	(564)	231	(132)	(179)	972	793

	$342	$1,387	$323	$525	$2,577	$180	$1,084	$1,264

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Operating income	$704	$1,193	$1,161	348	$3,406	$440	$173	$613
Foreign currency (losses) gains in other income	(144)	724	(500)	282	362	4	931	935

Total impact of changes in the Indian Rupee	$560	$1,917	$661	$630	$3,768	$444	$1,104	$1,548

6. Other (loss) income includes the following components (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Interest income	$264	$228	$278	$292	$1,062	$326	$271	$597
Foreign currency (losses) gains	(370)	571	(564)	231	(132)	(179)	972	793
Other non-operating (expense) income	(18)	3	39	11	35	4	—	4

Total other (loss) income	$(124)	$802	$(247)	$534	$965	$151	$1,243	$1,394

7. Total equity-based compensation is as follows (in thousands except per share amounts):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Stock options	$120	$140	$138	$223	$621	$148	$11	$159
Restricted stock	1,540	1,837	2,020	2,320	7,717	1,759	2,122	3,881

Total equity-based compensation	1,660	1,977	2,158	2,543	8,338	1,907	2,133	4,040
Income tax provision	598	711	777	942	3,028	671	751	1,422

Net income	$1,062	$1,266	$1,381	$1,601	$5,310	$1,236	$1,382	$2,618

Diluted earnings per share	$0.05	$0.06	$0.07	$0.08	$0.26	$0.06	$0.07	$0.13
Diluted earnings per share—stock options	$0.00	$—	$—	$0.01	$0.02	$—	$—	$0.01
Diluted earnings per share—restricted stock	$0.05	$0.06	$0.07	$0.07	$0.24	$0.06	$0.07	$0.13

8. Capital expenditures are as follows (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Capital expenditures	$1,796	$1,454	$1,086	$3,537	$7,873	$598	$1,035	$1,633

9. Stock Repurchase Activity (in thousands):

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Shares purchased under publicly-announced buy-back program	653	346	419	527	1,945	226	196	422
Shares withheld for taxes due upon vesting of restricted stock	66	3	5	4	78	70	1	71

Total shares purchased	719	349	424	531	2,023	296	197	493
Total cash paid for shares purchased under publicly-announced buy-back program	$30,647	$16,616	$21,202	$31,223	$99,688	$15,929	$14,409	$30,338
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	2,840	132	230	265	3,467	4,545	19	4,564

Total cash paid for shares repurchased	$33,487	$16,748	$21,432	$31,488	$103,155	$20,474	$14,428	$34,902